UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

HWGC Holdings Limited

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-55685 (Commission File Number)	30-0803939 (I.R.S. Employer Identification No.)

Portman House, 2 Portman Street, London, W1H 6DU, UK (Address of principal executive offices)

Registrant’s telephone number, including area code: +603 2143 2889

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 30, 2022, HWGC Holdings Limited, a Nevada corporation (the “Company”), consummated the share exchange transaction (the “Share Exchange”) contemplated by the Share Exchange Agreement, dated August 9, 2022 (the “Share Exchange Agreement”), by and among the Company, Fintech Scion Limited, a private limited company incorporated in the United Kingdom (“Fintech”), and all of the shareholders of Fintech. This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Form 8-K”) filed by the Company with the Securities and Exchange Commission on November 30, 2022 to include the financial statements of the business acquired and the pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

The Company is filing an updated description of certain aspects of its business, as well as updated risk factors describing risks and uncertainties that may affect the Company and the market price of its common stock. The updated description of the Company’s business and the updated risk factors are filed herewith as Exhibit 99.5 and Exhibit 99.6, respectively, and are incorporated herein by reference. The Company is also filing a statement regarding forward-looking information in the updated business disclosure and risk factors as Exhibit 99.4, which is incorporated herein by reference.

Except as described above, no other amendments are being made to the Form 8-K. This Amendment does not reflect events occurring after the filing of the Form 8-K or modify or update the disclosure contained therein in any way other than as required to reflect the amendments discussed above.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Fintech as of and for the years ended December 31, 2021 and 2020 are set forth in Exhibit 99.1.

The unaudited consolidated financial statements of Fintech as of and for the nine months ended September 30, 2022 are set forth in Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and Fintech as of and for the year ended December 31, 2021 and for the nine months ended September 30, 2022 are set forth in Exhibit 99.3.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K/A.

Exhibit No.	Description

99.1	Audited consolidated financial statements of Fintech Scion Limited as of and for the years ended December 31, 2021 and 2020

99.2	Unaudited consolidated financial statements of Fintech Scion Limited for the nine-months ended September 30, 2022

99.3	Pro forma unaudited combined financial statements for the fiscal year ended December 31, 2021, and for the nine months ended September, 2022

99.4	Forward-Looking Information

99.5	Updated Business Disclosures

99.6	Updated Risk Factors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2023	HWGC HOLDINGS LIMITED

	By:	/s/ Lim Chun Hoo
	Name:	Lim Chun Hoo
	Title:	Director

HWGC HOLDINGS LIMITED

FINANCIAL STATEMENT

Table of Contents

PAGE
Audited Consolidated Financial Statements of Fintech Scion Limited as of and for the years ended December 31, 2021 and 2020

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheets as of December 31, 2021 and 2020	F-3

Consolidated Statements of Loss and Comprehensive Loss for the years ended December 31, 2021 and 2020	F-4

Consolidated Statements of Stockholders’ Equity	F-5

Consolidated Statements of Cash Flows for the years ended December 31, 2021 and 2020	F-6

Notes to the Consolidated Financial Statements	F7 - F15

Unaudited Consolidated Financial Statements of Fintech Scion Limited for the period ended September 30, 2022

Condensed Consolidated Balance Sheet	F-16

Condensed Consolidated Statements of Operations and Comprehensive Income or Loss	F-17

Notes to Unaudited Condensed Consolidated Financial Statements	F-18 – F-21

Unaudited Pro Forma Condensed Combined Financial Statements	F-22

Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2021	F-23

Pro Forma Condensed Combined Consolidated Statements of Operations and Comprehensive Income or Loss for the year ended December 31, 2021	F-24

Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2022	F-25

Pro Forma Condensed Combined Consolidated Statements of Operations and Comprehensive Income or Loss for the period ended September 30, 2022	F-26

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements	F27 – F28

F-1